UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: March 16, 2005 (Date of earliest event reported)
BDC Capital, Inc. (Exact name of registrant as specified in its charter)
MN (State or other jurisdiction of incorporation)	000-27225 (Commission File Number)	411427445 (IRS Employer Identification Number)
	11974 Portland Ave, Burnsville (Address of principal executive offices)	55337 (Zip Code)
Registrant's telephone number, including area code: 952-890-2362

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

new board member change

Item 9.01. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of BDC Capital, Inc. dated March 16, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2005	BDC CAPITAL, INC. By: /s/ Richard Pomije Richard Pomije CEO